LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

(each, a “Fund”, and together, the “Funds”)

Supplement Dated January 8, 2016

to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in each Fund’s summary prospectus. You may obtain copies of a Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectuses for the Funds:

Effective May 1, 2016, the Fund will have an additional sub-adviser and portfolio managers from the new sub-adviser.

Milliman Financial Risk Management LLC will be added as an additional sub-adviser to the Fund.

The following replaces the discussion of the “Risk Management Strategy” under Principal Investment Strategies:

Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy. The Fund may allocate up to 20% of the Fund’s net assets in the risk management strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The risk management strategy consists of using hedging instruments (short positions in exchange-traded futures contracts) to stabilize overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context means variance in the Fund’s investment returns. Although the adviser may allocate up to 20% of the Fund’s net assets to the risk management strategy, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. Milliman will seek to hedge currency risk involved in foreign futures contracts.

Milliman selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are highly correlated to the Fund’s equity exposure. Milliman will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based on the adviser’s evaluation of market volatility and downside equity market risk. The short futures contracts increase in value as equity markets decline.

Milliman will regularly adjust the level of exchange-traded futures contracts to manage the Fund’s overall portfolio volatility. The Fund’s target volatility will adjust over time in relation to the target date. The risk management strategy would allow for more volatility of the Fund’s returns the further the Fund is from the target date, but seeks to more tightly control the volatility of the Fund’s returns as the investor reaches retirement and as the investor ages. Even in periods of low volatility in the equity markets, Milliman will continue to use the hedging techniques to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions. On at least an annual basis, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This is designed to ensure that the risk management strategy aligns the Fund’s portfolio volatility with Milliman’s current assessment of overall equity market risk and general economic climate.

The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.

The following replaces Risk Management Strategy Risk under Principal Risks:

●	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models. There is no guarantee that the models will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models.

The following is added under Investment Adviser:

Investment Sub-Adviser: Milliman Financial Risk Management LLC (“Milliman”)

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck	Director of Portfolio Management	Since May 2016